                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2004

                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                          0-27918                         13-3070826
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification No.)
        Incorporation)
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         2511 GARDEN ROAD
         BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                                        93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On April 7, 2004, Century Aluminum Company ("Century") issued a press release announcing that it had priced the approximately $230 million public offering of 9,500,000 shares of its common stock at a price to the public of $24.50 per share. A copy of the press release is attached hereto as Exhibit
99.1.

         A form of the underwriting agreement relating to the offering is filed as Exhibit 1.1.

FORWARD-LOOKING STATEMENTS

         This Form 8-K may contain certain "forward-looking statements." Century has based these forward-looking statements on current expectations and projections about future events. Many of these statements may be identified by the use of forward-looking words such as "expects," "anticipates," "plans,"
"believes," "projects," "estimates," "should," "will," and "potential" and variations of such words. These forward-looking statements are subject to risks, uncertainties and assumptions and readers are cautioned that actual results could differ materially and, therefore, they should not place undue reliance on any forward-looking statements. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

         The following exhibits are filed with this report on Form 8-K:

                                  EXHIBIT INDEX

Exhibit Number                           Description
--------------                           -----------
      1.1            Form of Underwriting Agreement, dated April 7, 2004, among
                     Century Aluminum Company, Century Aluminum Employees
                     Retirement Plan, the Century Aluminum of West Virginia,
                     Inc. Hourly Employees Pension Plan and Credit Suisse First
                     Boston LLC and Morgan Stanley & Co. Incorporated, as
                     representatives of the underwriters listed in Schedule I
                     thereto.

      99.1           Press Release, dated April 7, 2004, announcing Century
                     Aluminum Company's pricing of the public offering of its
                     common stock.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CENTURY ALUMINUM COMPANY

Date: April 8, 2004                      By: /s/ Peter C. McGuire
                                             -----------------------------------
                                             Name: Peter C. McGuire
                                             Title: Vice President and Associate
                                                    General Counsel

                                        4

                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------
      1.1            Form of Underwriting Agreement, dated April 7, 2004, among
                     Century Aluminum Company, Century Aluminum Employees
                     Retirement Plan, the Century Aluminum of West Virginia,
                     Inc. Hourly Employees Pension Plan and Credit Suisse First
                     Boston LLC and Morgan Stanley & Co. Incorporated, as
                     representatives of the underwriters listed in Schedule I
                     thereto.

      99.1           Press Release, dated April 7, 2004, announcing Century
                     Aluminum Company's pricing of the public offering of its common stock.
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